UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K /A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 1, 2010

YELLOWCAKE MINING INC.
 (Exact name of registrant as specified in its charter)

Nevada	000-52293	83-0463005
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

#1801 Building B, Hai Song Da Sha
Che Gong Miao, Fu Tian Qu
Shenzen, China 518041
 (Address of principal executive offices) (Zip code)

86 755 82718088
 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry Into a Material Definitive Agreement

On December 1, 2010, Yellowcake Mining, Inc. (the “Company”) entered into a subscription agreement with Tian Xiuhong, pursuant to which the Company issued and sold 60,000,000 shares of the Company’s common stock to Ms. Tian for aggregate proceeds of $60,000 (the “Private Placement”).  Upon the closing of the Private Placement, Ms. Tian acquired 52.02% of the Company’s issued and outstanding common stock and attained voting control of the Company. The shares of common stock that were issued to Ms. Tian were not registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon an exemption from the registration provided by Section 4(2) under the Securities Act, which exempts transactions by an issuer not involving a public offering.  The shares were issued in a privately negotiated transaction and no form of general advertising was used to offer or sell these securities.

The following table sets forth certain information, as of December 1, 2010 with respect to the beneficial ownership of the Company’s outstanding common stock.

Name of Beneficial Owner (1)	Common Stock Beneficially Owned	Percentage of Common Stock (2)
Directors and Officers:
Lin Xiangfeng	0	0
Tian Xiuhong	60,000,000	52.02%
All officers and directors as a group	60,000,000	52.02%
Juniper Ridge LLC 2420 Watt Ct. Riverton, WY 82501	9,000,000	7.80%

(1)	Except as otherwise indicated, the address of each beneficial owner is the Company’s address.
(2)
Applicable percentage ownership is based on 115,335,576 shares of common stock outstanding as of December 1, 2010, together with securities exercisable or convertible into shares of common stock within 60 days of December 1, 2010 for each stockholder. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock that are currently exercisable or exercisable within 60 days of December 1, 2010 are deemed to be beneficially owned by the person holding such securities for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

The Company was a “shell company”, as defined in Rule 12b-2 of the Exchange Act prior to the change of control and continues to be a “shell company” following the change of control transaction..

Item 3.02  Unregistered Sales of Equity Securities

Reference is made to the disclosure set forth under Item 1.01 of this Current Report on Form 8-K, which disclosure is incorporated by reference herein.

Item 5.01  Changes in Control of Registrant.

Reference is made to the disclosure set forth under Item 1.01 of this Current Report on Form 8-K, which disclosure is incorporated by reference herein.

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers and Executive Officers.

At the closing of the Private Placement, Lin Xiangfeng was appointed as Chief Executive Officer, Chief Financial Officer and Secretary of the Company and as a member of the Board of Directors.  In addition, Tian. Xiuhong was appointed to the Company’s board of directors, which appointment shall take effect on December 13, 2010.

Lisa Lopomo, the Company’s sole director tendered his resignation as President, Chief Executive Officer, Treasurer, Chief Financial Officer and Secretary of the Company effective immediately and as a Director, which shall take effect on December 13, 2010.

                      On December 13, 2010, Ms. Lopomo’s resignation as a director of the Company shall be effective and the following will be the new executive officers and directors of the Company:

Name	Age	Position
Lin Xiangfeng	34	Chief Executive Officer, Chief Financial Officer, Secretary and Chairman of the Board of Directors
Tian Xiuhong	42	Director

Lin Xiangfeng, Chief Executive Officer, Chief Financial Officer, Secretary and Chairman of the Board of Directors

Mr. Lin received his bachelor degree from Fuzhou University majoring in Business Administration and got his EMBA from Xiamen University. Mr. Lin founded Shenzhen Nan Kai Shi Ye Company Limited, a company engaged in wholesale, retain and after-sales service business for information technology communication products,  in April 2003. The company changed its name in 2008 and is currently known as Shenzhen Dong Sen Mobile Communication Technology Company Limited. Mr. Lin is currently serving as the Chairman of the company.

Tian Xiuhong, Director

Ms. Tian graduated from Zhong Hua Accounting College majoring in Accounting. Ms. Tian served as Accounting Manager in Beijing Jing Tie Investment Management Company Limited, an investment and asset management company that specializes in, among other things, the logistics, residential and commercial real estate, construction business and hotel management, from July 2005 to December 2008. Ms. Tian currently is a self-employed business consultant.

Item 9.01  Financial Statements and Exhibits.

(a)  Financial statements of business acquired.

None

(b) Pro forma financial information.

None

(c) Shell Company Transactions

None

(d) Exhibits

Exhibit Number	Description
10.1
Subscription Agreement Dated December 1, 2010 (incorporated herein by reference to the copy of such document included as an exhibit to the Company’s Current Report on Form 8-K filed on December 6, 2010)

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YELLOWCAKE MINING INC.

Dated: January 25, 2011	By:	/s/ Lin Xiangfeng
Name: Lin Xiangfeng
Title: Chief Executive Officer, Chief Financial Officer and Secretary

INDEX TO EXHIBITS

Exhibit Number	Description
10.1
Subscription Agreement Dated December 1, 2010 (incorporated herein by reference to the copy of such document included as an exhibit to the Company’s Current Report on Form 8-K filed on December 6, 2010)